Exhibit 99.2
PHH Corporation Fourth Quarter and Year-End 2008 Earnings Conference Call March 2, 2009

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this presentation are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements expressed or implied by such forward- looking statements. These forward-looking statements are based on various factors and were derived utilizing numerous assumptions and other important factors that could cause results to differ materially from those in the forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "estimated," "anticipates," "plans," "may increase," "will," "may," "project," "projecting," "should" and "could" are generally forward-looking in nature and not historical facts. Factors that could cause actual results to differ materially from expectations are included in the "Cautionary Note Regarding Forward-Looking Statements" and "Item 1A Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 when it becomes available, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2008. Investors are cautioned not to place undue reliance on these forward-looking statements. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report unanticipated events unless required by law.

Basis of Presentation of Financial Data Unless noted otherwise in this presentation, all reported financial data is being presented as of the period ended December 31, 2008 (unaudited). Projections and Estimated Financial Data The projections and other estimated financial information regarding our Fleet Client's Expense Profile Comparison and the Present Value of losses and Present Value of premiums from our mortgage reinsurance business (collectively, the "Financial Data") contained herein are based on certain assumptions and management's analysis of information available at the time that this presentation was prepared. No assurance can be given regarding the attainability of the Financial Data or the reliability of the assumptions on which the Financial Data are based. The Financial Data are subject to the uncertainties inherent in any attempt to predict a Fleet Client's Expenses or the Present Value of losses or the Present Value of premiums for our mortgage reinsurance business. Certain of the assumptions used in the Financial Data will inevitably not materialize and unanticipated events will occur, which could cause results to differ materially and adversely from the Financial Data. The Financial Data has not been audited or reviewed by the Company's independent registered public accounting firm. The Company does not make any express or implied representation or warranty as to the accuracy or completeness of the Financial Data. Non-GAAP Financial Measures This presentation, in slides nos. 13, 18, and 24, contains certain financial measures related to the segment (loss) profit of our Mortgage Production, Mortgage Servicing and Fleet Management Services segments which are not calculated in accordance with generally accepted accounting principles in the United States (GAAP). Management believes that it is useful to investors to present our segment (loss) profit for each of our Mortgage Production, Mortgage Servicing and Fleet Management Services segments on an adjusted basis that excludes the impact of losses, write downs and other adjustments resulting from recent market conditions, as well as other adjustments, including, with respect to the Mortgage Production Segment, the impact of the adoption of fair value accounting standards, and with respect to the Fleet Management Services Segment, the impact of the early termination of a technology development and licensing arrangement, because of their temporary, non-recurring and/or unusual nature. A reconciliation to the most comparable GAAP measure of each of our Mortgage Production, Mortgage Servicing and Fleet Management Services segment results is shown in Appendix A attached to this presentation. These non-GAAP financial measures should not be viewed as a substitute for the most comparable GAAP financial measures. Basis of Presentation, Projections and Non-GAAP Financial Measures

Speakers Terry Edwards, President & Chief Executive Officer, PHH Corporation Mark Danahy, President & Chief Executive Officer, PHH Mortgage George Kilroy, President & Chief Executive Officer, PHH Arval Sandra Bell, Executive Vice President & Chief Financial Officer

Agenda Overview of 2008 Mortgage Segments Summary Fleet Management Services Segment Summary Funding Overview Questions and Answers

Operational Highlights for the Year Mortgage Production segment turns profitable in December Breaks even for 4th quarter 2008 Positive momentum continues into the 1st Q '09 Non-cash MSR valuation charge of $390M in Q4'08 drives servicing segment loss for full year MSR capitalized at 99 bps Actual prepayments in Q1'09 to date less than modeled assumptions Improving market share: 4% in retail residential originations vs. 3% in 2007 1 Nine new PLS client signings We believe Mortgage Production breakeven level is now at $27B Year over year operating savings expected of $31M for 2009 Headcount reduction of 340 in 2008 Revenue and cost initiatives are ongoing 1 Source: Inside Mortgage Finance, Copyright 2008; 2009

Operational Highlights for the Year (cont.) Fleet Management Services Q4'08 profitable, despite $12M in increased debt costs and $5 million of reorganization costs Significant progress in lease rate changes to more closely match funding costs New leases in 2009 reflect these initiatives Demonstrates the strength of our long term relationships with our clients Implemented annualized cost reductions of $9 million Costs may be adjusted as volumes warrant New order volumes down in 2009 given broader economic factors Minimizes impact of reduced funding capacity as Chesapeake Series 2006-2 notes have gone into amortization and capacity under Chesapeake Series 2006-1 notes has been reduced We expect leasing margins to improve late in 2009, and continuing into 2010

2008 Results

2008 Balance Sheet

Mortgage Segments

Mortgage Segments 2008 Overview By year end, PHH moved up to the 5th largest retail mortgage originator (1) in an extremely challenging year for mortgage companies 4th quarter was a turning point for the mortgage production segment Profitable in December of 2008; break-even for the quarter Profitable trend continues so far into 2009; on track for a profitable 1Q We believe cost cutting and other management actions have driven mortgage production breakeven levels to $27 Billion assuming margins at 80 bps, reflecting the 4Q 2008 run rate For every $1 Billion in volume over $27 Billion, we expect contribution of $8 - $12 million Production volume is now almost exclusively conforming GSE loans or GNMA eligible loans with turn times averaging less than 20 days on balance sheet Traditional products - fully documented Risk based pricing by the GSE for lower FICO and higher LTV Rational pricing has returned to the market and margins remain historically strong into the first quarter 1 Source: Inside Mortgage Finance, Copyright 2009, adjusted by PHH for merger transactions

Positive Margin Trends and Recent Volume Momentum Through February of 2009: Increasing margins as production slows bucks the historical trends Limited industry capacity may lessen the likelihood of steep primary rate declines and sustain higher margins Production market dominated by top three lenders ( > 50% share ) Loan Closing Type and Priced in Margin

Adjusted Mortgage Production Segment Results* For the year ended December 31, 2008 (Segment income (loss) $ in millions) <$93> <$58> <$88> <$19> $17 $21 * This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix A.

Production Segment 2009 Outlook We believe that the production segment is now breakeven at $27 Billion in originations with assumed margins of 80 bps (reflecting the 4Q 2008 run rate) We will be attuned to changing market conditions and change our cost structure appropriately Increased margins above 80 bps can be applied to the volume of Loans Closed to Be Sold Loans Closed to Be Sold are expected to be approximately two-thirds of total closings Remaining one-third expected to be fee-based closings

Projected Mortgage Production Segment Profitability Sensitivity Note: Does not assume any additional mark-to-market adjustments on certain mortgage loans held for sale, such as scratch and dent, second liens and jumbo mortgages. Projected production volumes are subject to material changes as market interest rates change and may also be impacted by government actions in ways that may not be predictable. The projected results presented in the matrix above are representative of normalized results of operations for the production segment and assume an annualized volume level and an average margin for that annualized volume. Volumes and margins at any point in time or over a shorter time period may vary materially from those annualized assumptions. Other market factors may result in actual production segment results differing materially from the normalized results presented above. The projected results presented above may vary the greater of $5 million or 20% in either direction due to other factors that impact results in ways that may not be predictable.

Mortgage Production Private Label Client Signings

Mortgage Servicing Segment results dominated by 4th quarter valuation adjustment of $390 Million Primary mortgages rates (the rate to the borrower) declined approximately 90-100 bps Portfolio delinquency and credit loss provisioning also dampened results Assuming stable market conditions, we expect Mortgage Servicing Segment could generate segment profit of 9 to 11 bps and cashflows of 24 to 26 bps on the capitalized servicing portfolio of $129 Billion (excluding any cost of hedging) We expect that current market conditions will drive underperformance in 2009 Current low short term rates limits float/escrow earnings opportunity Credit markets driving higher funding costs Credit losses on recourse and rep and warranty Delinquencies driving higher operating costs 2008 Mortgage Servicing Segment Overview

Adjusted Mortgage Servicing Segment Results* For the year ended December 31, 2008 (Segment income (loss) $ in millions) <$430> $36 $72 $89 $132 * This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix A.

MSR Valuation MSR valued at 99 basis points at December 31, 2008 28% of the servicing portfolio has a reduced refinance incentive due to high LTV including 13% that have mortgage insurance currently 11% of the portfolio has an original FICO score or product that would hinder refinancing in the current market 10% of the portfolio has loan balances in excess of the conforming limits For the first quarter of 2009 to date, our actual prepayment experience is approximately two-thirds of our modeled prepayments MSR asset subject to fair value adjustments We believe limited industry capacity may lessen the likelihood of steep primary rate declines

Mortgage Recourse & Reserves Other recourse represents the population of loans serviced by PHH that have been specifically identified with recourse to PHH. The delinquencies presented are specific to those serviced populations. Off balance sheet recourse UPB includes the loans serviced by PHH that have been specifically identified with recourse to PHH. The Off Balance Sheet Recourse Reserve Balance includes the reserve for the recourse loans serviced by PHH as well as the liability for the potential breech of representations and warranty provisions of loan sales including loans sold where PHH may not be the servicer. The underlying unpaid principal for Loans in foreclosure and Real Estate Owned are presented as the book value net of the associated reserves. (a) Total does not foot due to rounding

Significantly increased ultimate loss projections on the Atrium business during 2008 to $218 million from $114 million at year end 2007 Expecting to begin paying losses in 2009 Atrium currently has $261 million in restricted cash held in trust to pay claims Projections: Current reserves established at $83 million Future premium income $137 million on loans reinsured at 12/31/08 Future paid losses $218 million projected for book years 2004 - 2008 Projecting losses at contractual maximum for book years 2006 and 2007 Projecting losses $4 million below contractual maximum for book year 2005 Loss projections are based on a variety of assumptions including the characteristics of the current reinsured portfolio, historical loss experiences (loss curves) based on industry data, projected home price declines, projected unemployment rates, projected prepayment levels and other factors. Loss projections are subject to material changes in the characteristics of our reinsurance portfolio in ways that may not be predictable Atrium Reinsurance

2009 Mortgage Opportunities & Risks Mortgage markets driven by Fed policy - unpredictable and subject to change Federal government has stated its commitment to keep rates low to revive the housing market The impact of government initiatives for loan modifications and refinancing higher LTV loans have yet to be determined on both the origination and servicing sides of the business Jumbo market is currently illiquid The expansion of TALF program may open liquidity to the Jumbo mortgage market Economies of scale and consolidation continue to drive PLS opportunities Top five mortgage servicers dominate MSR servicing markets MSR may remain illiquid - continued volatility of non-cash valuation adjustments to the MSR New MSR added at low rates and robust underwriting Recessionary trends may extend longer or turnaround more quickly than expected Home price declines, unemployment rates Production volume opportunity, home purchase volume opportunity

Fleet Management Services Segment

Adjusted Fleet Management Services Segment Results * For the year ended December 31, 2008 (Segment income (loss) $ in millions) $62 $55 $95 * This is a non-GAAP financial measure. For a reconciliation to the most comparable GAAP financial measure, see Appendix A.

Fleet Management Services Segment Stats - average units in thousands 2007 2008 Leased Vehicles 342 335 Fuel cards 330 296 Maintenance Service Cards 326 299 Accident Management Units 334 323 Unit decline due to economic conditions and residual impact of lost clients during merger discussions

Fleet Management Services Segment 2009 Outlook Significant progress made in finalizing lease rate changes to more closely match funding costs Margins set to improve as current lease portfolio runs off and is replaced Funding challenging; alternative funding strategies under consideration

Fleet Management Services Segment 2009 Outlook Maintain flexibility with industry suppliers Continued cost management Laser focus on credit quality and cash flow Increase level of consulting to key clients Opportunities for additional outsource services Innovation

Funding Overview

Fleet Funding Update We have extended the Chesapeake 2006-1 notes for 30 days and downsized commitments from $2.5 billion to $2.3 billion We allowed the $1.0 billion Chesapeake 2006-2 notes to begin amortizing on Feb. 27 No need for 2006-2 notes capacity due to significantly lower expected vehicle purchase volumes in 2009 During the extension period, we intend to continue our negotiations with existing Chesapeake lenders to renew all or a portion of the Series 2006-1 and 2006-2 notes on terms acceptable to us In addition, we continue to pursue alternative approaches to achieve more permanent funding for the Fleet business New money from new and existing lenders Government supported financing TALF program in the U.S. Canadian Secured Credit Facility ("CSCF") Prioritizing and balancing client needs to optimize available funding

Mortgage Funding Overview Mortgage Debt Outstanding 1 Capacity 1 Maturity Date RBS Repurchase Facility $411 million $1.5 billion June 24, 2010 2 Citigroup Repurchase Facility $10 million $500 million February 26, 2009 PHH Home Loans Repurchase Facility $115 million $225 million 3 May 28, 2009 (1) As of December 31, 2008 (2) Subject to certain underlying terms, the RBS Repurchase Facility will automatically renew for an additional 364-day term on June 25, 2009 (3) Facility size will be reduced to $125 million by March 31, 2009 (2) Subject to certain underlying terms, the RBS Repurchase Facility will automatically renew for an additional 364-day term on June 25, 2009 (3) Facility size will be reduced to $125 million by March 31, 2009 RBS and Fannie Mae Repurchase Facilities provide in excess of $3.0 billion of mortgage warehouse capacity In the event we do not renew the PHH Home Loans Repurchase Facility with existing lenders, we are evaluating a range of alternatives from process changes to new lending arrangements We elected not to renew the Citigroup Repurchase Facility Sufficient capacity with remaining warehouse facilities to support expected needs

Funding Summary Committed unsecured revolving credit capacity was $260 million at December 31, 2008 Senior Unsecured Credit Ratings currently stand at BB+/Ba1/BB+ Recent ratings downgrades have resulted in a modest increase to our borrowing cost under the revolving credit facility Total Debt to Tangible Net Worth was 4.98x at December 31, 2008 This compares to 10.0x maximum allowed under our financial covenants Approximately $380 million pre-tax cushion versus our minimum net worth covenant test at year end We believe that TALF may improve overall ABS market conditions Under revised TALF plan, Treasury has indicated a willingness to expand eligibility to commercial assets Depository Institution Update Filed our application with the OTS in mid-December. The application is currently under review by both the OTS and FDIC Filed our application to be considered for a shelf charter by the OCC's Novel Charter Committee, a newly established process for non-traditional applications We have engaged advisors to help us evaluate a depository

Questions and Answers

Appendix A

Mortgage Production Segment Non-GAAP Reconciliation

Mortgage Servicing Segment Non-GAAP Reconciliation

Fleet Management Services Segment Non-GAAP Reconciliation